Exhibit 99.2

 Corporate Presentation   Late Summer 2026

 Summary  2  Forward Looking Statements  Statements in this presentation that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements"). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause the actual results of Grace Therapeutics, Inc. (the “Company”) to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements containing the terms "believes," "belief," "expects," "intends," "anticipates," "estimates," "potential," "should," "may," "will," "plans," "continue," "targeted" or other similar expressions to be uncertain and forward-looking. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The forward-looking statements in this presentation, including, but not limited to, statements regarding the Company’s belief that it can address the items cited in the U.S. Food and Drug Administration’s (“FDA”) Complete Response Letter ("CRL") in a resubmission of its New Drug Application (“NDA”) for GTx-104; the Company's planned approach to addressing the items cited in the CRL following its Type A meeting with the FDA and receipt of the official meeting minutes; the Company's second-source manufacturing strategy, including remediation at its current contract manufacturer and technology transfer to a second, U.S.-based contract manufacturer; the timing and outcome of any FDA reinspection of the current contract manufacturer; the Company's plans to complete the required non-clinical studies; and the Company's plans to report progress against key milestones; expected cash runway; the potential exercise of outstanding warrants; the future prospects of the Company’s GTx-104 drug candidate; GTx-104's potential to bring enhanced treatment options to patients suffering from aneurysmal subarachnoid hemorrhage (“aSAH”); GTx-104’s potential to be administered to improve the management of hypotension in patients with aSAH; gastrointestinal intolerance and dosing consistency compared with oral administration; the ability of GTx-104 to achieve a pharmacokinetic and safety profile similar to oral formulations of nimodipine; GTx-104’s potential to provide improved bioavailability and the potential for reduced use of rescue therapies; GTx-104’s potential to achieve medical and pharmacoeconomic benefit over oral formulations of nimodipine; GTx-104’s commercial prospects; the Company’s pre-commercial launch strategy for GTx104; the future prospects of the Company’s GTx-102 drug candidate; GTx-102’s potential to provide clinical benefits to decrease symptoms associated with Ataxia Telangiectasia; the timing and outcomes of a Phase 3 efficacy and safety trial for GTx-102; the timing of an NDA filing for GTx-102; the future prospects of the Company’s GTx-101 drug candidate; GTx-101’s potential to be administered to Postherpetic Neuralgia (“PHN”) patients to treat severe nerve pain associated with the disease; the timing and outcomes of a Phase 3 efficacy and safety trial for GTx-101; the size of the addressable market for GTx-104 and GTx 102, and any future patent and other intellectual property filings made by the Company for new developments, are based upon Grace Therapeutics, Inc.’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the outcome of any Type A meeting with the FDA related to GTx-104; (ii) the timing of any FDA reinspection of the Company’s current contract manufacturer, and that facility’s compliance status, which are determined by the FDA and outside the Company’s control, and the FDA’s position that it will not approve the NDA while the facility remains in an unacceptable compliance status; (iii) the ability of a second, U.S.-based contract manufacturer to generate the required stability and analytical data and to complete a product-specific pre-approval inspection; (iv) the need to complete additional non-clinical studies; (v) the requirement that any resubmission comprehensively address all items cited in the CRL and the risk of review delay; (vi) the Company’s potential need for additional capital, which may not be available on acceptable terms; (vii) the timing and success of any regulatory resubmission of the NDA for GTx-104; (viii) changes to regulatory requirements or regulatory pathways; (ix) the Company’s ability to protect its intellectual property rights for its product candidates; and (x) legislative, regulatory, political and economic developments. The foregoing list of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2026, and other documents that have been and will be filed by Grace Therapeutics, Inc. from time to time with the Securities and Exchange Commission and Canadian securities regulators. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Grace Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable securities laws.

 Summary  GTx-104 – novel intravenous nimodipine – well positioned to solve oral challenges and potentially displace oral as SoC   Nimodipine is the SoC and clinically de-risked; however, significant unmet needs remain with available oral formulations  Pivotal Phase 3 STRIVE-ON safety trial met primary endpoint; clinical evidence of GTx-104 benefit vs oral capsules  3  Executive Summary  aSAH: aneurysmal Subarachnoid Hemorrhage.   All dates based on calendar year in the presentation.  GTx-104 | aSAH  Potential to address a severe rare disease with efficient commercial organization; concentrated patient care  Orphan Drug Status with the potential for seven-year market exclusivity and additional multi-layered IP protection  Regulatory Update July 2026 FDA Type A meeting minutes received; advancing a targeted resubmission via dual-source manufacturing strategy

 4  Path to NDA Resubmission Following FDA Type A Meeting  A CMC and manufacturing matter — CRL did not identify any clinical safety or efficacy deficiencies and did not request additional clinical data  The CRL in context  What it is NOT  Not an efficacy or safety deficiency  Not a request for additional clinical trials or clinical data  What it IS  cGMP compliance status of the current contract manufacturer — a facility-level matter, not a GTx-104 product-specific quality finding  Additional leachables data time points and excipient toxicology risk assessments   Defined path to resubmission  Current CDMO  Remediating facility cGMP matters and demonstrating inspection readiness; requires an FDA reinspection to verify remediation  Second source — in parallel  Advancing technology transfer to a second-source CDMO in the United States — more than one route to a compliant registration site, reducing single-source dependence  Non-clinical  Completing the required non-clinical studies  Resubmission: We intend to resubmit once all items cited in the CRL are fully addressed; a resubmission may be supported by either contract manufacturer, or both.  Updates: We will report progress as key milestones are achieved.

 aSAH is a Rare and Severe Acute Brain Injury  Subarachnoid Hemorrhage  aSAH results in bleeding over the surface of the brain in the space between the brain and skull  Primary cause is rupture of an aneurysm  Condition can occur quickly, immediate intervention is key to survival  Patients require surgical intervention and oral nimodipine therapy  5  Sources: ClearView Analysis (2025). Forian Claims Data. Fletcher Spaght market research; Becske T. (2018). Steven (2020).   Occurs in Relatively Young Patients (~50% <60 yrs)  Significant Mortality (~10-15% before reaching hospital)  Est. Annual U.S. Hospital-Treated Patients (2023)  Hospital-treated aSAH may be as high as ~70k

 Oral Nimodipine – The aSAH Standard of Care for >3 Decades  6  Sources: Hoh (2023). Hernandez-Duran (2019). Sandow (2016).  DCI: Delayed Cerebral Infarction  The Joint Commision is a hospital accredation agency  2023 AHA/ASA GuidelinesFor the management of patients with aSAH  Nimodipine is the only approved therapy to improve neurological outcomes  Limited use of off-label therapies due to The Joint Commission monitoring adherence to care guidelines

 Nimodipine – Consistent Drug Administration Drives Positive Patient Outcomes  7  Sources: Hoh (2023). Hernandez-Duran (2019). Sandow (2016).  aOR: adjusted odds ratio; CI: Confidence Interval  Nimodipine cessation or dose reduction independently associated with poor functional outcomes (aOR 0.89, 95% CI 0.80-0.99)  P = 0.037  P = 0.061  Received Reduced Nimodipine Course  Received Full Nimodipine Course  Received Reduced Nimodipine Course  Received Full Nimodipine Course  Hunt Hess 1-3  Hunt Hess 4-5  Nimodipine is administered six times per day for up to 21 days   Limited use of off-label therapies due to Joint Commission monitoring adherence to care guidelines

 8  Substantial Shortcomings of Oral Nimodipine  Sources: Nimodipine Prescribing Label, Sandow et al., Mahmoud et al., Abboud et al., Soppi et al., Rabaut et al., Ho et al., Fletcher Spaght market research.  Administration Challenges  High dosing burden of 60mg (2 x 30mg capsules), 6 times per day  45% of patients receive nimodipine through nasogastric tube (NGT) – often via capsule extraction  Capsule extraction and administration is labor intensive  Dosing Interruption  Increased Hypotension  Too High  Fatal Medication Errors  Inadvertent parenteral injection can result in death or serious life-threatening AEs  Highest risk with capsule extraction  NYMALIZE (oral liquid) tempers the risk of error, but has tolerability challenges (e.g., severe diarrhea) due to solubility limitations of nimodipine  3  Sub-optimal Therapeutic Benefit with Oral Administration  High Pharmacokinetic Variability  Inconsistent plasma concentration in both inter and intra subject  High first-pass metabolism, leads to low bioavailability and frequent dosing  Gastric motility issues and presence of food delay rate of absorption  Potentially negligible concentration with NGT administration  Hypotension drives missed doses and diminished efficacy  Blood   Concentration  55% of patients do not receive the full daily dose due to hypotension  Sub-optimal   Outcomes  Too Low

 GTx-104 is a Novel IV Nimodipine Designed to Overcome Oral Delivery Challenges Supported by Strong IP, Ph. III Trial Success  9  CMC: Critical micelle concentration.  Orphan Drug Status with the potential for seven-year market exclusivity and additional multi-layered IP protection  Drug loaded micelles  Nimodipine  10– 15 nm  Blank micelles  Surfactant Monomers  Hydrophilic Part  Hydrophobic Part  A novel intravenous nimodipine that is well positioned to solve oral challenges and potentially displace oral as SoC   Pivotal Phase 3 STRIVE-ON safety trial met primary endpoint; clinical evidence of GTx-104 benefit vs. oral capsules  GTx-104  Overcomes solubility limitations of nimodipine in current formulations  Patented formulation uses non-ionic surfactant micelles as the drug carrier to solubilize nimodipine  Simple to prepare in pharmacy, stable at room temperature  GTx-104 drug delivery technology

 Phase 1 Trial Established Scientific Bridge between GTx-104 and Oral Nimodipine  10  Source: GTx-104-002 CSR; results announced May 2022  Observed lower dose variability relative to oral capsule  Consistent and predictable plasma concentrations  GTx-104 IV infusion vs Oral Capsule: AUC Day 3 0-24hr  GTx-104  Oral Capsule  0  100  200  300  400  500  600  700  800  900  1000  AUC dav-3 0-24hour  GTx-104  Trial met all primary and secondary endpoints; enabling the 505(b)2 regulatory pathway

 STRIVE-ON Phase 3 Trial

 GTx-104 STRIVE-ON Phase 3 Pivotal Safety Trial Design  12  mRS: modified Rankin Scale  STRIVE-ON (NCT05995405) is a ~100-patient prospective, open-label, randomized (1:1 ratio), parallel group trial of GTx-104 compared with nimodipine oral capsules in patients hospitalized for aSAH   Screening Period  (within 96 hours of aSAH onset)  Day 1  Treatment Period  Day 2-21  Onset of aSAH  Follow up Period  Day 30 and Day 90  Primary Endpoint   Incidence of subjects with at least one episode of clinically significant hypotension  Informed Consent  Inclusion/exclusion  Randomize  Initiate investigational product   Hypotension events   Relative dose intensity  Safety  Adverse events  Functional outcomes (mRS)  Pharmacoeconomic outcomes  Trial complete and reported topline data in January 2025

 13  STRIVE-ON Trial Data Support Potential Clinical, Pharmacoeconomic, and Dosing / Administration Benefits over Current SoC, Nimodipine Oral Capsules  CLINICAL  90-DAY OUTCOMES (MRS*)  +29% relative increase in patients with good recovery at 90 days vs. oral capsules   HYPOTENSION EVENTS  -19% reductionfrom oral capsules   DOSE INTENSITY  54% vs. 8% with oral capsules receive >95% prescribed dose  PHARMACOECONOMIC  ICU DAYS  -1.5 days reduction from oral capsules   TIME ON VENTILATION  -5 days reduction from oral capsules  ICU READMISSION RATES  -48% reductionfrom oral capsules  DOSING & ADMIN.  PATIENT REST  No need to disrupt patient sleep every 4 hours  ADMINISTRATION  No feeding tube or swallowing of large pills required  TREATMENT PREP  No nimodipine capsule extraction and administration (laborious for staff)  * mRS: modified Rankin Score   Trial not statistically powered for hypothesis testing and comparisons between treatment arms

 14  Demographics & Baseline Characteristics  GTx-104  (N = 50)  Nimodipine Oral Capsules  (N = 52)  Age (mean)  55  56  Sex, n (%)   Female   Male  33 (66.0%)  17 (34.0%)  33 (63.5%)  19 (36.5%)  Hunt & Hess Grade, n (%)   I   II   III   IV   V  10 (20%)  15 (30%)  15 (30%)  6 (12%)  4 (8%)  8 (15%)  15 (29%)  16 (31%)  12 (23%)  1 (2%)  Demographics well-balanced, except higher proportion of most severe with worst prognosis (Grade V) in GTx-104

 15  Primary Endpoint – Clinically Significant Hypotension   ~19% relatively fewer patients with clinically significant hypotension in GTx-104  GTx-104  (N = 50)  n (%)  Nimodipine Oral Capsules  (N = 52)  n (%)  Clinically Significant Hypotension*  14 (28%)  18 (35%)  * Clinically significant hypotension: decrease in systolic BP > 20 mm Hg or diastolic BP > 10 mm Hg or systolic BP <= 100 confirmed by two consecutive readings within five minutes AND requiring medical intervention.  Trial not statistically powered for hypothesis testing and comparisons between treatment arms

 16  Relative Dose Intensity (RDI)   54% of patients on GTx-104 had RDI of 95% or higher versus 8% on Nimodipine Oral Capsules   GTx-104  Nimodipine Oral Capsules  RDI: (total dose administered / total amount of expected dose) * 100  Trial not statistically powered for hypothesis testing and comparisons between treatment arms

 17  Clinical Outcomes – mRS (day 90)  ~29% relative increase in patients with good recovery in GTx-104  ~29%  * 3 patients did not complete physician-conducted mRS at day-90. However, all 3 were confirmed alive at day-90  ** 6 patients did not complete physician-conducted mRS at day-90. 5 were confirmed alive at day-90, and 1 survival status was unknown   Trial not statistically powered for hypothesis testing and comparisons between treatment arms

 18  Clinical Outcomes – QoL (Quality of Life; day 90)  Patient-reported health scores favor GTx-104  QoL  GTx-104  (N = 381)  Nimodipine Oral Capsules  (N = 402)  Your Health Today Score    mean (0 = being worst -> 100 = great)  75  70  Mobility, n (%)   I have no or some problems   I am confined to bed   38 (100%)  0  35 (88%)  5 (12%)  Self-Care, n (%)   I have no or some problems   I am unable to wash/dress   37 (97%)  1 (2.6%)  35 (88%)  5 (12%)  Usual Activities, n (%)    I have no or some problems   I am unable to perform   35 (92%)  3 (8%)  33 (84%)  7 (16%)  Pain/Discomfort, n (%)   I have no or moderate pain   I have extreme pain  36 (95%)  2 (5%)  38 (95%)  1 (2%)  Anxiety/Depression, n (%)   I am not or moderately    I am extremely   36 (95%)  2 (5%)  36 (90%)  3 (7%)  1 GTx-104: patient did not complete survey (4), dead (8 – all due to underlying disease, none were GTx-104 related).   2 Nimodipine Oral Capsules: patient did not complete survey (8), dead (4 – all due to underlying disease, none were related to oral capsules). Oral also had 2 incomplete (pain, anxiety).   Trial not statistically powered for hypothesis testing and comparisons between treatment arms

 19  Safety   Overall safety was comparable between the two groups  Summary of Adverse Events (AEs)  (entire study duration of 90 days)  GTx-104  (N = 50)  Nimodipine Oral Capsules  (N = 52)  All AEs, n (%) # of events  44 (88%) 157  43 (83%) 193  All AEs, events per n  3.6  4.5  All SAEs1, n (%) # of events  18 (36%) 34  25 (48%) 48  All SAEs, events per n  1.9  1.9   Treatment-Related SAEs, n (%) # of events2  0  2 (4%) 2   Mortality3, n (%)  8 (16%)  4 (8%)   Cause of death4 (n)   All deaths were due to severity of underlying disease  No deaths due to GTx-104 —   aSAH (5), ICH (1), rebleed (1), cardiac arrest (1)  No deaths due to Nimodipine Oral Capsules — aSAH (2), rebleed (1), cardiac arrest (1)  1 A few include sepsis, deep vein thrombosis, ICH, hydrocephalus, cerebral infarction, urinary tract infection, C. difficile, systemic inflammatory response, acute kidney    injury, as well as death  2 Nimodipine Oral Capsules: bradycardia, vasospasm   3 Mortality rate is equivalent or lower than previous well-controlled clinical trials (Oral NIMOTOP NDA)   4 Based on investigator assessment  SAEs: Serious Adverse Events; ICH: Intracerebral Hemorrhage; DCI: Delayed Cerebral Hemorrhage

 20  ICU Length of Stay (los), Mechanical Ventilator & Readmissions  1.5 fewer ICU days, 5 fewer ventilator days, and 48% relatively fewer ICU readmissions in GTx-104  GTx-104  (N = 50)  Nimodipine Oral Capsules  (N = 52)  ICU los, days    Mean (SD)   16.4 (6.7)  17.9 (10.4)  Mechanical Ventilation days   Mean (SD)  5.6 (5.7)  10.6 (13.9)  Hospital Readmissions*   One readmission, n (%)   Two readmissions, n (%)    Three readmissions, n (%)   6 (12%)  0  0  7 (14%)  0  1 (2%)  ICU Readmissions   One readmission, n (%)   Two readmissions, n (%)  2 (4%)  0  3 (6%)  1 (2%)  * Hospital Readmissions includes ICU readmissions. Readmissions were due to sequelae of aSAH e.g., UTI (urinary tract infection), DVT (deep vein thrombosis), Pneumonia, Seizures, Hydrocephalus, Cranioplasty.  SD: standard deviation  Trial not statistically powered for hypothesis testing and comparisons between treatment arms

 21  Pharmacoeconomics  Major patient resource utilization drivers in aSAH favor GTx-104  GTx-104  (N = 50)  n*  Nimodipine Oral Capsules  (N = 52)  n*  Day 1  Day 14  % change  Day 1  Day 14  % change  Mechanical Ventilation   14  1  -93%  12  7  -42%  External Ventricular Drain  32  10  -69%  35  17  -51%  Deep Sedation  5  1  -80%  8  5  -38%  Comatose  4  0  -100%  5  2  -60%  * Excludes patients that died before Day 14 for this analysis.  Trial not statistically powered for hypothesis testing and comparisons between treatment arms

 Commercial Preparation

 ~45% of treated patients are unconscious or dysphagic (nasogastric tube)  >25% of treated patients have poor dose compliance / blood pressure control   aSAH Market Opportunity  23  Literature, typically limited to basal cistern aSAH (~80% of aSAH), suggests ~42.5K U.S. hospital-treated patients  Claims analysis suggests incidence of hospital-treated aSAH may be as high as ~70K  Addressable Patients  ~50% of patients who survive the initial month remain permanently dependent on a caregiver to maintain daily living  Hospitalization charges can be up to ~$530k for an aSAH patient  aSAH is among the most highly reimbursed Diagnosis-Related Groups (DRGs) in neuro ICU  70% of aSAH Cases Result in Death or Permanent Disability  Most Critical Unmet Needs  Sources: ClearView Analysis (2025). Forian Claims Data. Becske T. (2018). Steven (2020). Hoh (2023). Etminan. JAMA Neurol. 2019; Fegin. The Lancet Neurology. 2009; Labovitz. Neuroepidemiology. 2006; Shea. Neurosurgery. 2007, Linn. Stroke. 1996; Anderson. Stroke. 2000; Daniere. J de Radiologie Diagnostique. 2015; Ingall. Stroke. 1989; Giordan et al. J Neurosurg. 2021; Rinkel et al. Lancet Neurol. 2011; Intl Study of Unruptured Intracranial Aneurysms Investigators. NEJM. 1998.

 24  GTx-104 target product profile is seen as valuable for its improved tolerability, cost savings, and easy IV use – with broad formulary inclusion by P&T committee  EFFICACY  PHARMACOECONOMIC  ROA (route of admin)  “… The pro of Product X is certainly the efficacy endpoint. The fact that there is a reduction in hypotensive events. That is a pretty significant, 19% reduction …”   - Neurointensivist, Stanford University  “… The reduction in hypotensive events is meaningful. I could use it for patients who can not take nimodipine due to hypotensive episodes …”   - Neurointensivist, Mount Sinai  “… I would prefer to use Product X in every patient because one of the biggest reasons to not continue nimodipine is because of hypotension …”   - Neurointensivist, Atlantic Health System  Respondents emphasized that reduction in hypotension is meaningful, as it allows more patients to remain on therapy and avoid dose-limiting side effects   HCPs highlighted that even modest reductions in ICU or ventilator time can have a significant impact on hospital costs, suggesting potential to deliver value beyond drug price—particularly given the high-cost aSAH care settings  Immediate usability without NG tube placement was seen as an advantage, enabling earlier intervention, especially in unstable or intubated patients where time sensitive dosing is key  “… From an economic standpoint, fewer days in the ICU or on a ventilator certainly could justify the cost of the drug. Even a reduction of a single day is relevant. When it gets to be 2 or 3 days, then it’s very impressive ...”   - Neurosurgeon, USC  “… A reduction in ventilator days is great for the patient in reducing their risk of infections and benefitting their financial bottom line. It’s also good for hospital costs …”   - Critical Care Specialist, Intermountain Health  “… Most hospitals are over capacity right now. Any reduction in ICU or ventilator days typically translates to shorter hospital days, which will benefit hospitals overall in terms of costs and resources …”   - Neurointensivist, Boston Medical Center  “… I definitely prefer IVs for critically ill patients than oral. You don’t have to worry about placing down an NG tube …”   - Neurosurgeon, Westchester Medical Center  “… Blood levels are more consistent from one dose to the other, which makes a whole lot of sense since it’s IV. It’s mostly maintaining a therapeutic level and being at the peak of concentration that is a major advantage of IV …”   - Neurosurgeon, UCSF  “… IV would be great because then you don’t have the NG tube anymore or you don’t need to rush for the NG tube because it’s such a pain every time …”   - Neurosurgeon, UCSF  Primary Market Research Insights (2Q 2025)  Sources: Third party conducted interviews, research, and analysis

 Concentration of aSAH Care – Efficient Commercialization   25  aSAH-Treating Institutions Concentration  PatientVolume  Analysis includes n = 3,227 institutions where at least one aneurysmal SAH patient is treated  Concentration of aSAH Patients  % of Institutions  % of Patients  ~80% of aSAH patients spread across 880 centers   ~15 rep sales force to reach ~50% of aSAH patients, concentrated in 242 centers  1 Assumes each sales rep manages ~15 accounts.   Sources: ClearView Analysis (2025). Forian Claims Data.

 Intellectual Property Portfolio  26  Multi-layered intellectual property protection strategy  GTx-104 received orphan drug status designation from the FDA  Potential 7 years of marketing exclusivity in US upon NDA approval   US and international patent estate  Consists primarily of formulation and method-of-use patents to extend exclusivity beyond what is granted through the orphan drug designation.   Multiple patents granted worldwide, including six patents in the US  Long patent shelf-life   First patent expiry 2037  Newest patent expiry 2043  Continue building our patent portfolio by filing for patent protection on new developments

 Capitalization   Grace Therapeutics, Inc. (GRCE) Cap Table (as of March 31, 2026)  Cash & Cash Equivalents Balance  USD $17.0 M   Outstanding Common Stock  16,024,026  Debt  NONE  Stock options granted and outstanding  1,345,453  Total Fully Diluted Shares Outstanding1  23,033,731  27  1 Includes Pre-Funded Warrants, Common Warrants, Outstanding Stock Options  2 Represents warrants exercisable for 4,418,292 shares of common stock (or pre-funded warrants in lieu thereof) issued on February 11, 2025, with an aggregate exercise price of approximately $15.0 million. The warrants are immediately exercisable at an exercise price of $3.395 per share and will expire on the earlier of (i) the 60th day after the date the FDA approves the New Drug Application for GTx-104 and (ii) September 25, 2028.  Potential Gross Proceeds from Exercise of Outstanding Warrants  Feb-25 Private Placement2: Potential Warrant Exercise Gross Proceeds  $15.0 M

 Experienced Leadership Team  28  Loch Macdonald, MD, PhD  Chief Medical Officer  Prashant Kohli  Chief Executive Officer  Amresh Kumar, PhD  VP Program Management  Robert J. DelAversano  Principal Financial Officer and Principal Accounting Officer  Alejandro A. Rabinstein, MD  Alex Choi, MD  Andrew Ducruet, MD  Sherry H-Y Chou, MD  W. Taylor Kimberly, MD, PhD  Management Team  Scientific Advisory Board  Deep aSAH Expertise in Research, Commercial, Drug & AHA Care Guidelines Development

 Appendix (Deprioritized Programs)

 30  GTx-102 Program Overview & Regulatory Update  GTx-102  Novel oral spray formulation of betamethasone intended to improve neurological symptoms of A-T patients   Proof of concept supported by well-controlled Phase 1 trial with A-T patients   PK bridging study topline results announced on 12/18/22 met all outcome measures  Sources: Fletcher Spaght market research; National Organization for Rare Disorders (NORD); Lefton-Greif (2000); U.S. National Cancer Institute, A-T (2015).  Unmet Need (No drugs approved)   Treatment primarily directed toward control of symptoms  Limited to speech, occupational and physical therapy  Less than 20% of patients on any type of drug therapy for A-T symptoms   Ataxia-Telangiectasia  Complex genetic neurodegenerative disorder diagnosed during infancy  Inherited as an autosomal recessive trait, often affects more than one child in a family  Average lifespan ~25 years   Potential addressable market ~$150 million  Regulatory   FDA’s written responses to EoP1 provides feedback on design of a single pivotal efficacy trial to support NDA  Guidance includes primary endpoint scale and appropriate confirmatory evidence  Plan to discuss with SAB potential trial design

 31  GTx-101 Program Overview   GTx-101  Non-narcotic, topical, bio-adhesive, transparent film-forming bupivacaine spray  Biphasic drug release expected to provide immediate and continuous relief   Potential Addressable market ~$200m (PHN) to ~$2.5b (lidocaine patch replacement)  PHN: Postherpetic Neuralgia   Sources: Fletcher Spaght, Inc. analysis (2022); CDC MMWR June 6, 2008. UK and several US states have reclassified gabapentin as a scheduled drug  Unmet Need  Oral therapies (gabapentin, anticonvulsants, opioids) can have side effects and insufficient to manage pain in many cases  Can be prone to abuse  Lidocaine patches are hard to place, can cause skin irritation, are 12-hour on / off   ~40% experience insufficient pain relief   Postherpetic Neuralgia (rare disease)  Caused by nerve damage from the herpes zoster virus which causes shingles   Burning, painful, itchy, loss of feeling, sensitivity to touch or temperature, feeling worn out   Symptoms can last for several years or may be permanent   Regulatory   Completed Phase 1 (single dose) in 2022   Met all primary outcome measures   Clinical roadmap includes Phase 1 (multiple ascending dose) and Phase 2 (POC)